UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (date of earliest
                                event reported):

                               September 21, 2004


                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                   1-9466                      13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                               745 Seventh Avenue
                            New York, New York 10019
                        (Address of principal (Zip Code)
                               executive offices)

                         Registrant's telephone number,
                              including area code:

                                 (212) 526-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
           ---------------------------------------------

On September 21, 2004, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its earnings for its most recently completed fiscal quarter (the "Earnings Release").

The Earnings Release and related attachments are annexed as Exhibit 99.1 hereto and are hereby incorporated herein and made a part hereof.

The information furnished under this Item 2.02, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------


         (c)      Exhibits
                  --------


         The following Exhibit is filed as part of this Report.

         Exhibit 99.1 Press Release Dated September 21, 2004, Relating to Earnings for the Three Months Ended
                                August 31, 2004

                                Selected Statistical Information
                                As of and for the Three Months Ended
                                August 31, 2004
                                (Preliminary and Unaudited)

                                Consolidated Statement of Income
                                Three Months Ended August 31, 2004
                                (Preliminary and Unaudited)

                                Consolidated Statement of Income
                                Nine Months Ended August 31, 2004
                                (Preliminary and Unaudited)

                                Segment Net Revenue Information
                                Three and Nine Months Ended August 31, 2004
                                (Preliminary and Unaudited)

                                Reconciliation of Average Common Stockholders' Equity to Average Tangible Common Stockholders' Equity
                                (Preliminary and Unaudited)

                                Assets under Management
                                As of August 31, 2004
                                (Preliminary and Unaudited)

                                Gross Leverage and Net Leverage Calculations
                                (Preliminary and Unaudited)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LEHMAN BROTHERS HOLDINGS INC.
                                                (Registrant)



Date:   September 21, 2004              By:  /s/ Christopher M. O'Meara
                                           ----------------------------
                                           Christopher M. O'Meara
                                           Vice President and Controller
                                           (Principal Accounting Officer)

                                 EXHIBIT INDEX

Exhibit 99.1 Press Release Dated September 21, 2004, Relating to Earnings for the Three Months Ended, August 31, 2004

                  Selected Statistical Information As of and for the Three Months Ended, August 31, 2004
                  (Preliminary and Unaudited)

                  Consolidated Statement of Income Three Months Ended August 31, 2004
                  (Preliminary and Unaudited)

                  Consolidated Statement of Income Nine Months Ended August 31, 2004
                  (Preliminary and Unaudited)

                  Segment Net Revenue Information Three and Nine Months Ended August 31, 2004
                  (Preliminary and Unaudited)

                  Reconciliation of Average Common Stockholders' Equity to Average Tangible Common Stockholders' Equity
                  (Preliminary and Unaudited)

                  Assets under Management As of August 31, 2004
                  Preliminary and Unaudited)

                  Gross Leverage and Net Leverage Calculations
                  (Preliminary and Unaudited)